Exhibit 10.16
AMENDED AND RESTATED SURPLUS NOTE
ANY PERSON ACQUIRING THIS NOTE AS A TRANSFEREE OF THE ORIGINAL REGISTERED HOLDER OF THIS NOTE OR ANY SUBSEQUENT REGISTERED HOLDER OF THIS NOTE IS DEEMED TO MAKE A REPRESENTATION TO THE ISSUER AND THE FISCAL AGENT AS SET FORTH IN PARAGRAPH 9 OF THE REVERSE SIDE OF THIS NOTE.
ALL PAYMENTS OF PRINCIPAL AND INTEREST ON THIS NOTE MAY ONLY BE MADE WITH THE PRIOR APPROVAL OF THE ARIZONA DEPARTMENT OF INSURANCE AND FINANCIAL INSTITUTIONS OR ANY SUCCESSOR THERETO.

IDE8 RE CELL 1, INC.
Amended and Restated 9% Surplus Note scheduled to mature on March 9,
2029

No. 1	$ 8,500,000
This Amended and Restated Surplus Note (this “Note”) amends and restates the Amended and Restated Surplus Note, dated November 14, 2024 (the “Existing Note”), issued by Ide8 Re, Inc., a domestic stock captive insurance corporation duly incorporated and existing under the laws of the State of Arizona (“Ide8 Re”), to Bamboo Ide8 Insurance Services, LLC, an Arizona limited liability company (“Bamboo”).
Ide8 Re Cell 1, Inc., an Arizona corporation (and any successor in interest thereto, the “Issuer”), for value received, hereby promises to pay, subject to the Payment Restrictions (as defined in paragraph 1 of the reverse side of this Note), Bamboo, or registered assigns, the principal sum of United States dollars as may from time to time represent the principal amount of the Note, on March 9, 2029 (the “Scheduled Maturity Date”), and to pay interest thereon, subject to the Payment Restrictions, including the approval of the Arizona Department of Insurance and Financial Institutions (the “AZDIFI”), from March 9, 2021 or from the most recent Scheduled Interest Payment Date to which interest has been paid or duly provided for, monthly in arrears on March 9 in each month and on the date the Note is scheduled to mature, commencing March 9, 2022 (each, a “Scheduled Interest Payment Date”), at the rate of 9% per annum, until the principal hereof is paid or duly provided for. Any reference herein to the term “Scheduled Maturity Date” or other date for the payment of principal of the Note shall include (i) the date, if any, fixed for redemption thereof in accordance with paragraph 14 hereof and (ii) the date upon which any Arizona agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer. As specified on the reverse hereof, all payments of principal of or interest on this Note may be made only with the prior approval of the AZDIFI. The interest so payable, and punctually paid or duly provided for, on any Scheduled Interest Payment Date shall be paid to the person (the “registered holder”) in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the date (whether or not a Business Day, as defined herein), as the case may be (each, a “Regular Record Date”), next preceding such Scheduled Interest Payment Date. Interest on the Notes shall be calculated on the basis of a 360-day year of twelve months of 30 days each. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date and shall be paid to the person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such interest to be fixed by the Issuer, notice whereof shall be given to registered holders of the Notes not less than 15 days prior to such special record date.
Principal of this Note shall be payable against surrender hereof at the principal office of the Issuer. Payments of principal of the Notes shall be made only against surrender of the Notes; provided that in the case of payment of only a portion of principal, the Issuer shall execute a new
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registered Note or Notes in aggregate principal amount equal to and in exchange for the remaining portion of the principal of the Note so surrendered. Payments of interest on this Note will be made, in accordance with the foregoing and subject to applicable laws and regulations, (i) by wire transfer of immediately available funds to an account maintained by the person entitled thereto with a bank if such registered holder gives notice to the Issuer, not less than 15 days (or such fewer days as the Issuer may accept at its discretion) prior to the applicable Scheduled Interest Payment Date or Scheduled Maturity Date hereof, of the payee’s account to which payment is to be made or (ii) if no such notice is given, by mailing a check on or before the Scheduled Interest Payment Date of such payment to the person entitled thereto at such person’s address appearing on the aforementioned register. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to such Notes of the payee’s account to which payment is to be made shall remain in effect with respect to any future payments with respect to such Notes payable to such holder.
Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
This Note may be executed by the Issuer by manual, facsimile or portable document format signatures, and such signatures may be executed on separate counterparts.
Ide8 Re hereby irrevocably assigns and transfers to the Issuer, and the Issuer hereby irrevocably acquires and assumes from Ide8 Re, all of Ide8 Re’s rights and obligations under the Existing Note, as such note is amended and restated to be in the form of this Note, and Bamboo hereby agrees to such assignment and assumption.
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Unless the certificate of authentication hereon has been executed by the Issuer by manual signature, this Note shall not be valid or obligatory for any purpose.
IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed.
Dated: December 29, 2025

IDE8 RE CELL 1, INC.

By:	/s/ Carleen Driscoll
Name: Carleen Driscoll
Title: Secretary

Soley for purposes of the final paragraph of this Note, Ide8 Re has caused this instrument to be duly executed.

IDE8 RE, INC.

By:	/s/ Carleen Driscoll
Name: Carleen Driscoll
Title: Secretary

Soley for purposes of the final paragraph of this Note and to evidence its consent to the amendment and restatement of the Existing Note to be in the form of this Note, Bamboo has caused this instrument to be duly executed.

BAMBOO IDE8 INSURANCE SERVICES, LLC

By:	/s/ Carleen Driscoll
Name: Carleen Driscoll
Title: Secretary

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1.General. This Note is one of a duly authorized issue of 9% Surplus Notes scheduled to mature on March 9, 2029 of the Issuer (herein called the “Notes”).
The Notes are direct and unsecured obligations of the Issuer and, subject to the payment restrictions contained in paragraphs 4 and 10 hereof (the “Payment Restrictions”), are scheduled to mature on March 9, 2029.
Any reference herein to the term “Scheduled Maturity Date” or other date for the payment of principal of the Notes shall include (i) the date, if any, fixed for redemption thereof in accordance with paragraph 15 hereof and (ii) the date upon which any state or federal agency obtains an order or grants approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer.
2.Form of Notes. The Notes are issuable only in fully registered form without coupons.
3.Registration, Transfer and Exchange. The Issuer shall act as a securities registrar and transfer agent for the Notes (“Transfer Agent”) and shall cause to be kept at its principal offices a register in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and registration of transfers and exchanges of Notes. The Issuer reserves the right to appoint an alternative Transfer Agent or to appoint additional or other Transfer Agents or to approve any change in the office through which any Transfer Agent acts. The Issuer shall cause written notice of any resignation, termination or appointment of any Transfer Agent and of any change in the office through which any such Transfer Agent shall act to be provided to holders of Notes.
The transfer of a Note is registrable on the aforementioned register upon surrender of such Note at any Transfer Agent duly endorsed by, or accompanied by a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by, the registered holder thereof or such holder’s attorney duly authorized in writing. Upon such surrender of this Note for registration of transfer, the Issuer shall execute and deliver, in the name of the designated transferee or transferees, one or more new Notes, dated the date of authentication thereof, of any authorized denominations and of a like aggregate principal amount.
Subject to the restrictions set forth herein at the option of the registered holder upon request confirmed in writing, Notes may be exchanged for Notes of any authorized denominations and aggregate principal amount upon surrender of the Notes to be exchanged at the office of any Transfer Agent. Whenever any Notes are so surrendered for exchange, the Issuer shall execute and deliver, the Notes which the registered holder making the exchange is entitled to receive. Any registration of transfer or exchange shall be effected upon the Issuer being reasonably satisfied with the documents of title and identity of the person making the request and subject to the restrictions set forth in this Note and such reasonable regulations as the Issuer may from time to time impose.
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Notes may be redeemed by the Issuer, in whole or in part, but only to the extent permitted by the Payment Restrictions including the prior approval of the AZDIFI, and in accordance with paragraph 14 hereof. In the event of a partial redemption, the Issuer shall not be required (i) to register the transfer of or exchange any Note during a period beginning at the opening of business 15 days before the date notice is given identifying the Notes to be redeemed, or (ii) to register the transfer or exchange of any Note, or portion thereof, called for redemption.
All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits, as the Notes surrendered upon such registration of transfer or exchange. No service charge shall be made for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith, other than an exchange in connection with the partial redemption of a Note not involving any registration of a transfer.
Prior to due presentment of this Note for registration of transfer, the Issuer and any agent of the Issuer may treat the person in whose name this Note is registered as the absolute owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer nor any such agent shall be affected by notice to the contrary.
4.Restrictions on Payment. (a) Notwithstanding anything to the contrary set forth herein, any payment of principal of, interest on or any monies owing with respect to this Note, whether at the Scheduled Interest Payment Date or Scheduled Maturity Date specified herein or otherwise, may be made only with the prior approval of the AZDIFI. If the AZDIFI does not approve the making of any payment of principal of or interest on this Note on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as specified herein, the Scheduled Interest Payment Date or Scheduled Maturity Date, as the case may be, shall be extended and such payment, together with interest accrued with respect thereto as contemplated by the immediately following two sentences, shall be made by the Issuer on the next following Business Day (as defined below) on which the Issuer shall have the approval of the AZDIFI to make such payment together with such interest. Interest will continue to accrue, compounded on each anniversary of the original Scheduled Interest Payment Date or Scheduled Maturity Date, on any such unpaid principal through the actual date of payment at the rate of interest stated on the face hereof. Interest will accrue, compounded on each anniversary of the original Scheduled Interest Payment Date, on interest (or any portion thereof) with respect to which the Scheduled Interest Payment Date has been extended, during the period of such extension, at the rate of interest per annum applicable to principal hereunder. If the AZDIFI approves a payment of principal of or interest on the Notes in an amount that is less than the full amount of principal of and interest on the Notes then scheduled to be paid in respect of the Notes, payment of such partial amount shall be made pro rata among Note holders.
(b) Any payment of principal of or interest on any Note as to which the approval of the AZDIFI has been obtained and which is not punctually paid or duly provided for on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as set forth herein (such payment being referred to as an “Unpaid Amount”), subject to the provisions of section 13(b), will forthwith cease to be payable to the registered holder of this Note on the relevant record date
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designated herein, and such Unpaid Amount, together with interest thereon accrued at the rate of interest per annum applicable to principal hereunder, compounded on each anniversary of the original Scheduled Interest Payment Date or Scheduled Maturity Date, will instead be payable to the registered holder of this Note on a subsequent special record date. The Issuer shall fix the special record date and payment date for the payment of any Unpaid Amount. At least 15 days before the special record date, the Issuer shall mail to each holder of the Notes a notice that states the special record date, payment date and amount of interest or principal to be paid. On the payment date set forth in such notice, the Issuer shall pay the amount of interest or principal to be so paid to each holder of the Notes.
5.Payment. (a) Payments of principal of or any interest on the Notes will be made (i) by wire transfer of immediately available funds to an account maintained by the payee with a bank if such registered holder gives notice to the Issuer, not less than 15 days (or such fewer days as the Issuer may accept at its discretion) prior to the date on which such payments are scheduled to be made, of the account to which payment is to be made or (ii) if no such notice is given, by mailing a check to the payee at the address reflected in the securities register maintained by the Issuer. Unless the designation of the payee’s account to which payment is to be made is revoked, any such designation made by such holder with respect to such Notes shall remain in effect with respect to any future payments with respect to such Notes payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments.
(b)    In any case where the Scheduled Interest Payment Date or Scheduled Maturity Date of any Note shall be at any place of payment a day on which banking institutions are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close, then payment of principal or interest need not be made on such date at such place but may be made on the next succeeding day at such place which is not a day on which banking institutions in the applicable jurisdiction are not carrying out transactions in U.S. dollars or are authorized or obligated by law or executive order to close (a “Business Day”), with the same force and effect as if made on the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, and no interest shall accrue on the amount of such payment for the period after such date, if such payment is so made.
6.Duties and Taxes. The Issuer shall pay all stamp and other duties, if any, which may be imposed by Arizona or any governmental entity or any political subdivision thereof or taxing authority of or in the foregoing with respect to the initial issuance of this Note. All payments will be made by the Issuer without withholding or deduction for or on account for any present or future tax, duty, assessment or other governmental charge of whatever nature imposed or levied by any government or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. The Issuer shall not be required to make any additional payment with respect to any withholding or deduction so required.
7.Covenants. For so long as any of the Notes remain outstanding or any amount remains unpaid on any of the Notes,
(a)    Except with respect to transactions covered by paragraph 8 hereof, the Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its
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corporate existence, material rights (charter and statutory) and material franchises pursuant to the provisions of the Arizona Revised Statutes; provided, however, that the Issuer shall not be required to preserve any such right or franchise if the Issuer’s Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Issuer and that the Issuer has used its reasonable best efforts to not disadvantage in any material respect the holders of the Notes.
(b)    The Issuer will not be or become an open-end investment company, unit investment trust, face-amount certificate company or any other entity that is or is required to be registered under Section 8 of the Investment Company Act of 1940, as amended (the “Investment Company Act”).
(c)    The Issuer shall use its best efforts (provided that such best efforts do not require the Issuer to raise additional capital or indebtedness) to obtain the approval of the AZDIFI for the payment by the Issuer of interest on and principal of the Notes on the Scheduled Interest Payment Dates or Scheduled Maturity Dates thereof and, in the event any such approval has not been obtained for any such payment at or prior to the Scheduled Interest Payment Date or Scheduled Maturity Date thereof, as the case may be, to continue to use its best efforts (provided that such best efforts do not require the Issuer to raise additional capital or indebtedness) to obtain such approval promptly thereafter. Not less than 45 days prior to the Scheduled Interest Payment Date or Scheduled Maturity Date thereof (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer), the Issuer will seek the approval of the AZDIFI to make each payment of interest on and principal of the Notes. In addition, the Issuer shall notify in writing or cause to be notified in writing each holder of the Notes no later than five Business Days prior to the Scheduled Interest Payment Date for interest on or the Scheduled Maturity Date for principal of any Note (excluding any such Scheduled Maturity Date which arises as a result of the obtaining of an order or the granting of approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer) in the event that the AZDIFI has not then approved the making of any such payment on such Scheduled Interest Payment Date or such Scheduled Maturity Date, and thereafter, if such payment has been approved by the AZDIFI, shall promptly notify in writing or cause to be notified in writing each holder of the Notes of such approval and of the fact that, notwithstanding such approval, the Issuer shall have failed to make any such payment on any such Scheduled Interest Payment Date or such Scheduled Maturity Date.
8.Merger or Consolidation. For so long as any of the Notes remain outstanding or any amounts remain unpaid on any of the Notes, the Issuer may merge or consolidate with or into any other corporation or sell, convey, transfer or otherwise dispose of all or substantially all of its assets to any person, firm or corporation, if (i) (A) in the case of a merger or consolidation, the Issuer is the surviving corporation or (B) in the case of a merger or consolidation where the Issuer is not the surviving corporation and in the case of any such sale, conveyance, transfer or other disposition, the successor corporation is either Bamboo or any of its affiliates (or any of their respective successors) or a corporation organized and existing under the laws of the United States of America or a state thereof and such corporation expressly assumes by supplemental fiscal agency agreement all the obligations of the Issuer under the Notes and (ii) at the time of
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any such merger or consolidation, or such sale, conveyance, transfer or other disposition, the Issuer shall not have failed to make payment of interest on or principal of, or any redemption payment with respect to, the Notes after having received the AZDIFI’s prior approval to make such payment. In the event of the assumption by a successor corporation of the obligations of the Issuer as provided in clause (i)(B) of the immediately preceding sentence, such successor corporation shall succeed to and be substituted for the Issuer hereunder and all such obligations of the Issuer shall terminate.
9.ERISA. No employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or plan or other arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any entity whose underlying assets are considered to include “plan assets” of such employee benefit plans or arrangements (each, a “Plan”), or governmental, church or foreign plan subject to any federal, state, local or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code (“Similar Law”), and no person acting on behalf of or investing “plan assets” of a Plan or a plan subject to a Similar Law, may acquire this Note as a transferee of the original registered holder of this Note or any subsequent registered holder of this Note, unless the acquisition and holding of the Note is exempt under one or more of Prohibited Transaction Class Exemptions 96-23, 95-60, 91-38, 90-1 or 84-14 (or any amendment thereof) or Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code or another applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code or, in the case of a governmental, church or foreign plan subject to Similar Law, such acquisition and holding do not violate any Similar Law. The acquisition by any person of this Note other than the original registered holder of this Note shall constitute a representation by such person to the Issuer that either (i) such person is not a Plan or a plan subject to Similar Law and is not acquiring the Note on behalf of or with “plan assets” of any Plan or any plan subject to Similar Law or (ii) its acquisition and holding of the Note or any interest therein are covered under an applicable exemption from the prohibitions under Section 406 of ERISA and Section 4975 of the Code.
10.Subordination. (a) The Issuer agrees, and each Note holder by accepting a Note agrees, that the Note holder’s interest is subordinate to the claims of policyholders, claimants, beneficiaries, and all other classes of creditors other than surplus note holders. The Issuer agrees that interest and principal payments require the prior approval of the AZDIFI.
(b)    Upon any distribution to creditors of the Issuer in any rehabilitation, liquidation, conservation or dissolution or similar proceeding relating to the Issuer or its property, the priority of claims of Note holders shall be determined in accordance with applicable Arizona law. If the AZDIFI approves a payment of principal of or interest on the Notes in an amount that is less than the full amount of principal of and interest on the Notes then scheduled to be paid in respect of the Notes, payment of such partial amount shall be made pro rata among Note holders as their interests may appear.
(c)    If a distribution is made to Note holders that, because of this paragraph, should not have been made to them, the Note holders who receive the distribution shall pay it over to the Issuer.
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(d)    The Issuer shall promptly notify each holder of a Note of any facts known to the Issuer that would cause a payment of principal of or interest on the Notes to violate paragraph 10(b).
(e)    This paragraph defines the relative rights of Note holders, on the one hand, and holders of any other claims, on the other hand. Nothing in this Note shall (i) impair, as between the Issuer and Note holders, the obligation of the Issuer which is, subject to the Payment Restrictions, absolute and unconditional to pay principal of and interest on the Notes in accordance with their terms; (ii) affect the relative rights of Note holders and creditors of the Issuer, other than holders of Policy Claims or Prior Claims; or (iii) prevent any Note holder from exercising any available remedies upon a breach by the Issuer of its obligations hereunder, subject to the rights of holders of Policy Claims or Prior Claims to receive distributions otherwise payable to Note holders.
(f)    No right of any holder of Policy Claims or Prior Claims to enforce the subordination of the indebtedness evidenced by the Notes shall be impaired by any act or failure to act by the Issuer.
As used herein, “Policy Claims” shall mean all existing or future claims of policyowners, beneficiaries and insureds arising from and within the coverage of, and not in excess of the applicable limits of, any and all existing or future policies, reinsurance policies or contracts or arrangements reinsuring any of the Issuer’s policies (including reinsurance contracts and arrangements to which the issuer is a party) endorsements, riders and other contracts of insurance, annuity contracts (including, without limitation, guaranteed investment contracts and funding agreements) issued, assumed or renewed by the Issuer on or prior to the date hereof or hereafter created, all claims under separate account agreements to the extent such claims are not fully discharged by the assets held by the Issuer in the applicable separate accounts and all claims of any guaranty corporation or association of Arizona or any other jurisdiction against the Issuer.
As used herein, “Prior Claims” shall mean all other claims against the Issuer, which, in the event of a rehabilitation, liquidation, conservation, dissolution or similar proceeding relating to the Issuer, would have priority over claims with respect to the Notes.
11.Mutilation, Destruction, Loss, etc. In case this Note shall become mutilated, defaced, destroyed, lost or stolen, the Issuer will execute and deliver a new Note, having a number not contemporaneously outstanding, of like tenor (including the same date of issuance) and equal principal amount, registered in the same manner, bearing interest from the date to which interest has been paid on this Note, in exchange and substitution for this Note (upon surrender and cancellation thereof if mutilated or defaced) or in lieu of and substitution for this Note. In the case where this Note is destroyed, lost or stolen, the applicant for a substituted Note shall furnish to the Issuer such security or indemnity as may be reasonably required by it to save it harmless, and, in every case of destruction, loss or theft of this Note, the applicant shall also furnish to the Issuer reasonable satisfactory evidence of the destruction, loss or theft of this Note and of the ownership thereof; provided, however, that if the registered holder hereof is, in the reasonable judgment of the Issuer, an institution of recognized responsibility, such holder’s
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written agreement of indemnity shall be deemed to be satisfactory for the issuance of a new Note in lieu of and substitution for this Note. Upon the issuance of any substituted Note, the Issuer may require the payment by the registered holder thereof of a sum sufficient to cover fees and expenses connected therewith. In case this Note has matured or is about to mature and shall become mutilated or defaced or be destroyed, lost or stolen, the Issuer may, subject to the Payment Restrictions, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except if this Note is mutilated or defaced) upon compliance by the registered holder with the provisions of this paragraph 11 as hereinabove set forth.
12.Amendments. With the consent of the holders of not less than a majority in aggregate principal amount of the Notes then outstanding or by written consent of such percentage in aggregate principal amount of the Notes then outstanding, the Issuer may, with the prior approval of the AZDIFI, modify, amend or supplement the terms of the Notes or may give consents or waivers or take other actions with respect thereto. Any such modification, amendment, supplement, consent, waiver or other action shall be conclusive and binding on the holder of this Note and on all future holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange heretofore or in lieu hereof, whether or not notation thereof is made upon this Note. The terms of the Notes may, with the prior approval of the AZDIFI, be modified or amended by the Issuer, without the consent of any holders of Notes, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Notes, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Notes, or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer herein as permitted by the Notes, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Notes to the extent required by any change in applicable law or regulation (or the interpretation thereof) or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Notes in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Note holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein in a manner which does not adversely affect the interest of any Note holder in any material respect, or effecting any amendment which the Issuer may determine is necessary or desirable and which shall not adversely affect the interest of any Note holder, to all of which each holder of any Note, by acceptance thereof, consents.
13.Remedies. Holders of Notes may enforce the Notes only in the manner set forth below.
(a)    In the event that any Arizona agency shall obtain an order or grant approval for the rehabilitation, liquidation, conservation or dissolution of the Issuer, the Notes will upon the obtaining of such an order or the granting of such approval immediately mature in full without any action on the part of any holder of the Notes, with payment thereon being subject to the Payment Restrictions, and any restrictions imposed as a consequence of, or pursuant to, such proceedings. Notwithstanding any other provision of this Note in no event shall any holder of the Notes be entitled to declare the Notes to immediately mature or otherwise be immediately payable.
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(b)    In the event that the AZDIFI approves in whole or in part a payment of any interest on or principal of, or any redemption payment with respect to, any Notes and the Issuer fails to pay the full amount of such approved payment on the date such amount is scheduled to be paid, such approved amount will be immediately payable on such date without any action on the part of any holder of Notes. In the event that the Issuer fails to perform any of its other obligations hereunder, each holder of the Notes may pursue any available remedy to enforce the performance of any provision of such Notes; provided, however, that such remedy shall in no event include the right to declare the Notes immediately payable, and shall in no circumstances be inconsistent with the provisions of applicable law. A delay or omission by any Note holder in exercising any right or remedy accruing as a result of the Issuer’s failure to perform its obligations hereunder and the continuation thereof shall not impair such right or remedy or constitute a waiver of or acquiescence in such non-performance by the Issuer. To the extent permitted by law, no remedy is exclusive of any other remedy and all remedies are cumulative.
(c)    Notwithstanding any other provision of this Note, the right of any holder of Notes to receive payment of the principal of and interest on such holder’s Notes on or after the respective scheduled payment or Scheduled Maturity Dates expressed in such Notes, or to bring suit for the enforcement of any such payment on or after such respective scheduled payment or Scheduled Maturity Dates, in each case subject to such payment on such dates having received the approval of the AZDIFI pursuant to the Payment Restrictions, including the approval of the AZDIFI, is absolute and unconditional and shall not be impaired or affected without the consent of the holder.
14.Optional Redemption. (a) Subject to the Payment Restrictions, including the prior approval of the AZDIFI, the Notes are subject to redemption, as a whole or in part, at the option of the Issuer at any time and from time to time, with no less than 30 and no more than 60 days’ prior written notice to the holder of the Note, at a redemption price (the “Redemption Price”) equal to 100% of the aggregate principal amount of the Notes to be redeemed plus any accrued but unpaid interest (including interest on interest). The Notes may not be redeemed at the option of any Note holder. Notice of any redemption pursuant to this paragraph 14(a) will be given to holders of the Notes as set forth below. Interest installments due on this Note on or prior to a redemption date will be payable to the holder of this Note of record at the close of business on the relevant record date.
(b)    In the case of any partial redemption of Notes, each outstanding Note shall be redeemed pro rata.
(c)    Notices to redeem Notes shall be given to holders of Notes in writing mailed, first-class postage prepaid, to each holder of registered Notes, or portions thereof, so to be redeemed, at such holder’s address as it appears in the securities register. Such notice will be given once not more than 60 days nor less than 30 days prior to the date fixed for redemption. If by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impracticable to give notice to the holders of Notes in the manner prescribed herein, then such notification in lieu thereof as shall be made by the Issuer shall constitute sufficient provision of such notice, if such notification shall, so far as may be practicable, approximate the terms and conditions of the mailed notice in lieu of which it is given. Neither the failure to give notice nor
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any defect in any notice given to any particular holder of a Note shall affect the sufficiency of any notice with respect to other Notes. Notices to redeem Notes shall specify the date fixed for redemption, the Redemption Price or the manner of calculation thereof, the place or places of payment, that payment will be made upon presentation and surrender of the Notes to be redeemed (or portion thereof in the case of a partial redemption), that interest accrued to the date fixed for redemption (unless the date of redemption is a Scheduled Interest Payment Date) will be paid as specified in said notice, and that on and after said date interest thereon will cease to accrue if the Notes are so redeemed. In addition, in the case of a partial redemption, such notice shall specify the Notes called for redemption and the aggregate principal amount of the Notes to remain outstanding after the redemption.
(d)    If notice of redemption has been given in the manner set forth in paragraph 14 (c) hereof, the Notes so to be redeemed shall be payable in full on the date specified in such notice and upon presentation and surrender of the Notes at the place or places specified in such notice, the Notes shall be paid and redeemed by the Issuer at the places and in the manner and currency herein specified and at the Redemption Price. From and after the redemption date, the Notes called for redemption shall cease to bear interest, and the only right of the holders with respect to such Notes or portion thereof being redeemed shall be to receive payment of the Redemption Price. If monies for the redemption of the Notes are not made available for payment until after the redemption date, the Notes called for redemption shall not cease to bear interest until such monies have been so made available.
(e)    Any Note which is to be redeemed only in part shall be surrendered with, if the Issuer so requires, due endorsement by, or a written instrument of transfer in form reasonably satisfactory to the Issuer duly executed by, the holder thereof or such holder’s attorney duly authorized in writing, and the Issuer shall execute and deliver to the holder of such Note without service charge, a new registered Note or Notes, of any authorized denomination as requested by such holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.
15.Obligations Not Impaired. No provision of this Note shall alter or impair the obligation of the Issuer, subject to the Payment Restrictions, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
16.GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF ARIZONA. THE AZDIFI’S EXERCISE OF REGULATORY AUTHORITY, INCLUDING APPROVAL OF PAYMENTS ON THIS NOTE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF ARIZONA (OR, IF THE AZDIFI IS NO LONGER THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER, THE LAW OF SUCH JURISDICTION OF THE PRIMARY REGULATOR OF THE FINANCIAL CONDITION OF THE ISSUER), AND THE HOLDERS OF THIS NOTE SHALL SUBMIT ANY DISPUTES RELATED TO THE EXERCISE OF SUCH REGULATORY AUTHORITY TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF ARIZONA.
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